CSFB 05-10

Group 11

Pay rules

1.

Pay according to the PAC schedule as follows:

a.

Pay pro-rata to the 11P1-11P9 until retired

b.

Pay the 11G1 until retired

2.

Pay pro-rata to the 11F1 and 11I1 until retired

3.

Pay disregarding the PAC schedule as follows:

a.

Pay pro-rata to the 11P1-11P9 until retired

b.

Pay the 11G1 until retired

Notes

Pxing Speed = 100 PPC (8 CPR TO 24 CPR OVER 12 MONTHS, 24 CPR THEREAFTER)

FLOATER BONDS

11F1 – 0 day delay, libor + 1.30%, 6.25% cap, 1.30%

INVERSE

11I1 – 0 day delay, 118.8% cap, 118.8% – 24* 1ML, 0 % floor

Settlement = 10/31/05